Transamerica Series Trust
Supplement dated October 3, 2008
to the Statement of Additional Information dated May 1, 2008 as Supplemented through August 22, 2008
The following information supplements and replaces certain information in “Appendix D — Portfolio Managers”:
     Other Accounts Managed by the Portfolio Managers
Transamerica Balanced VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Gary U. Rollé (co-lead)	13	$7.7 billion	0	$0	227	$3 billion
Greg D. Haendel (co-lead)	4	$1.4 billion	0	$0	3	$273.5 million
Derek S. Brown (co)	1	$159.6 million	0	$0	0	$0
Geoffrey I. Edelstein (co)	0	$0	0	$0	98	$333.6 million
Edward S. Han (co)	4	$564.6 million	0	$0	4	$472.2 million
John J. Huber (co)	3	$542 million	0	$0	6	$354 million
Peter O. Lopez (co)	1	$68.6 million	0	$0	0	$236.7 million
Erik U. Rollé (co)	0	$0	0	$0	0	$0
Brian W. Westhoff (co)	2	$152.7 million	0	$0	1	$8.4 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Gary U. Rollé (co-lead)	0	$0	0	$0	1	$25 million
Greg D. Haendel (co-lead)	0	$0	0	$0	0	$0
Derek S. Brown (co)	0	$0	0	$0	0	$0
Geoffrey I. Edelstein (co)	0	$0	0	$0	0	$0
Edward S. Han (co)	2	$107 million	0	$0	0	$0
John J. Huber (co)	1	$74 million	0	$0	0	$0
Peter O. Lopez (co)	0	$0	0	$0	0	$0
Erik U. Rollé (co)	0	$0	0	$0	0	$0
Brian W. Westhoff (co)	0	$0	0	$0	0	$0
Fund Ownership
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Portfolio.

Transamerica Small/Mid Cap Value VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jeffrey J. Hoo (co-lead)	0	$0	0	$0	3	$58.3 million
Joshua D. Shaskan (co-lead)	6	$493.6 million	0	$0	40	$189.8 million
John D. Lawrence (co)	0	$0	1	$40.84 million	4	$2.01 million
Scott L. Dinsdale (co)	0	$0	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jeffrey J. Hoo (co-lead)	0	$0	0	$0	0	$0
Joshua D. Shaskan (co-lead)	1	$26 million	0	$0	0	$0
John D. Lawrence (co)	0	$0	0	$0	0	$0
Scott L. Dinsdale (co)	0	$0	0	$0	0	$0
Fund Ownership
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Portfolio.
Transamerica U.S. Government Securities VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Derek S. Brown (lead)	1	$159.6 million	0	$0	0	$0
Greg D. Haendel (co)	4	$1.4 billion	0	$0	3	$273.5 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Derek S. Brown (lead)	0	$0	0	$0	0	$0
Greg D. Haendel (co)	0	$0	0	$0	0	$0
Fund Ownership
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Portfolio.

Transamerica Value Balanced VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Greg D. Haendel (co-lead)	4	$1.4 billion	0	$0	3	$273.5 million
Geofrrey I. Edelstein (co-lead)	0	$0	0	$0	98	$333.6 million
Derek S. Brown (co)	1	$159.6 million	0	$0	0	$0
Kirk R. Feldhus (co)	0	$0	0	$0	0	$0
Scott L. Dinsdale (co)	0	$0	0	$0	0	$0
Brian W. Westhoff (co)	2	$152.7 million	0	$0	1	$8.4 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Greg D. Haendel (co-lead)	0	$0	0	$0	0	$0
Geofrrey I. Edelstein (co-lead)	0	$0	0	$0	0	$0
Derek S. Brown (co)	0	$0	0	$0	0	$0
Kirk R. Feldhus (co)	0	$0	0	$0	0	$0
Scott L. Dinsdale (co)	0	$0	0	$0	0	$0
Brian W. Westhoff (co)	0	$0	0	$0	0	$0
Fund Ownership
As of December 31, 2007, none of the portfolio managers beneficially owned shares of the Portfolio.
Conflict of Interest
At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Funds, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its board of directors. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.
Compensation
Portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance-based bonus, and profit sharing or ownership interest. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures above the median as compared to our industry peers.
For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further described below:
•	80% Objective-portfolio performance-based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking into account such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio; customized client benchmarks; etc., in determining the portfolio manager’s relative ranking. TIM’s senior management and its board of directors determine the criteria to be used for evaluating how the rankings are determined for each portfolio manager under this objective component.

•	20% Subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions — for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic), quality of investment ideas, managerial duties outside of core responsibility, as determined by the executive team.
Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.

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